Exhibit 10.1
COLEMAN HIGHLINE
THIRD AMENDMENT TO OFFICE LEASE
THIS THIRD AMENDMENT TO OFFICE LEASE (this "Third Amendment") is made and entered into as of September 29, 2020 (the "Third Amendment Effective Date"), by and between CAP PHASE 1, LLC, a Delaware limited liability company ("Landlord"), and ROKU, INC., a Delaware corporation ("Tenant").
R E C I T A L S :
A.    Reference is hereby made to that certain Office Lease dated as of August 1, 2018 between Landlord and Tenant (the "Original Lease"), as amended by that certain First Amendment to Office Lease dated as of November 6, 2018 (the "First Amendment"), that certain Second Amendment to Office Lease dated as of April 30, 2019 (the "Second Amendment"), and that certain side letter dated December 4, 2019 (the "Side Letter" and, together with the Original Lease, First Amendment, and Second Amendment, collectively, the "Existing Lease"), pursuant to which Landlord leases to Tenant and Tenant leases from Landlord the entirety of that certain six (6)-story building located at 1155 Coleman Avenue, San Jose, California 95110, commonly known as Building Two (the "Premises").
B.    Landlord and Tenant now desire to amend the Existing Lease as hereinafter provided.
NOW THEREFORE, in consideration of the foregoing recitals (which are hereby incorporated herein by this reference) and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.Capitalized Terms. All capitalized terms when used herein shall have the same meaning as is given such terms in the Existing Lease unless expressly superseded by the terms of this Third Amendment.
2.Deletion of Termination Rights. As of the Third Amendment Effective Date, the third (3rd), fourth (4th), and fifth (5th) sentences of Section 1.1.5 of the Original Lease shall be deleted in its entirety and shall be of no further force or effect whatsoever.
3.Governing Law. This Third Amendment shall be governed by, construed and enforced in accordance with the laws of the State of California.
4.Counterparts. This Third Amendment may be executed in multiple counterparts, each of which is to be deemed original for all purposes, but all of which together shall constitute one and the same instrument. The signature page of any counterpart may be detached therefrom without impairing the legal effect of the signature(s) thereon provided such signature page is attached to any other counterpart identical thereto except having additional signature pages executed by other parties to this Third Amendment attached thereto. Landlord and Tenant agree that electronic signatures, including those delivered by PDF or signed through the electronic signature system known as "DocuSign", shall have the same effect as originals. All parties to this Third Amendment waive any and all rights to object to the enforceability of this Third Amendment based on the form or delivery of signature.

5.Effect of Third Amendment. Except as amended and/or modified by this Third Amendment, the Existing Lease is hereby ratified and confirmed and all other terms of the

COLEMAN HIGHLINE 1155 Coleman Avenue Building 2 Roku, Inc.

Existing Lease shall remain in full force and effect, unaltered and unchanged by this Third Amendment. In the event of any conflict between the provisions of this Third Amendment and the provisions of the Existing Lease, the provisions of this Third Amendment shall prevail. Whether or not specifically amended by the provisions of this Third Amendment, all of the terms and provisions of the Existing Lease are hereby amended to the extent necessary to give effect to the purpose and intent of this Third Amendment.
6.No Further Modification. Except as set forth in this Third Amendment, all of the terms and provisions of the Lease shall remain unmodified and in full force and effect.
[SIGNATURES APPEAR ON THE FOLLOWING PAGE]

2	COLEMAN HIGHLINE 1155 Coleman Avenue Building 2 Roku, Inc.

IN WITNESS WHEREOF, the parties have caused this Third Amendment to be duly executed by their duly authorized representatives as of the Third Amendment Effective Date.

LANDLORD:
CAP PHASE 1, LLC,
a Delaware limited liability company
By:    Coleman Airport Partners, LLC,
a California limited liability company
Its:    Sole Member
By:     HS Airport, LLC,
a California limited liability company
Its:     Manager
By:    /s/ Derek K. Hunter, Jr.________
Name:     Derek K. Hunter, Jr.
Its:    Member
By:    /s/ Edward D. Storm__________
Name:    Edward D. Storm
Its:    Member

TENANT:	ROKU, INC., a Delaware corporation By: /s/ Sandra Ladao Name: Sandra Ladao Title: VP of Facilities and Real Estate

3	COLEMAN HIGHLINE 1155 Coleman Avenue Building 2 Roku, Inc.